Exhibit 10.3

Customs Synthesis Agreement

This contract agreement (“Agreement”) is executed by and between APREA (“Aprea”), Fogdevreten 2B, SE-17177 Stockholm, Sweden

And

SYNGENE International Private Limited (“SYNGENE”), Biocon Park, Plot Nos 2 & 3, Industrial Area, Bommasandra IV Phase, Jigani Link Road, Bangalore-560099, India,

Rectials

Whereas, APREA wishes to entrust SYNGENE to perform customs GMP Synthesis of APR-246 (Syngene internal reference APR-050A (Prima-I Met))

Whereas, SYNGENE owns facilities suitable for synthesis of APREA’s request for GMP synthesis of APR-246, and is willing to synthesize for APREA, according to APREA’s requirements of APR-246

Now, therefore, it is agreed as under.

A.                               Subject Matter of the Agreement:

Under the terms and conditions of this Agreement SYNGENE shall synthesize and ship to APREA [***] of APR-246 according to GMP (ICH Q7A).

B.                               Specific Duties of SYNGENE:

In assuming responsibility for undertaking this Agreement,

(a)                       SYNGENE shall synthesize and deliver to APREA a total of [***] of APR-246. The delivery and payment schedule shall be as per the milestones set forth in Appendix 1 to this Agreement. Delivery shall be made in accordance with Incoterms DDP (Delivered Duty Paid) APREA:s premises in Solna.

(b)                       Together with the delivery of APR-246, SYNGENE will also supply APREA with a detailed report covering the following:

•                       Full list of all materials used in the production of APR-246.

•                       Specification and quality control procedures for all above mentioned raw materials.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•                       Certificates of analysis of all batches used in the production of APR-246 for all above mentioned raw materials.

•                       The process as such described in steps. For every step SYNGENE shall provide a reaction scheme, a flow diagram/chart, exact quantities of incoming materials cited, the exact quantity of APR-246 obtained, along with data for theoretical, expected and realized yield. The process clearly described (quantities, time, temperature, pressure, pH and other values or ranges should be clearly stated).

(c)                        SYNGENE expressly warrants and undertakes that any and all quantities of APR-246 delivered by SYNGENE to APREA under this Agreement shall fully comply with specifications set forth in Appendix 2 attached hereto.

(d)                       SYNGENE shall allow inspection/audit of its production site, equipment, GMP conditions, laboratories, personnel etc. involved in production of APR-246 by APREA or representatives of APREA on prior notice basis and on mutually accepted date.

(e)                        In performing its duties under this Agreement, SYNGENE will perform the synthesis in a good workmanship manner and in compliance with all applicable Indian laws and industry standards.

C.                                    APREA’s Obligations:

APREA shall pay to SYNGENE a sum of [***] as full consideration for SYNGENE:s performance under this agreement.

All payments shall be based on the milestones as set forth in Appendix I. Payments shall be due within [***] of date of invoice. All payments made by APREA will be in United States Dollars.

The compensation stipulated by this paragraph is fixed and covers all costs SYNGENE may have in connection with this Agreement, including materials, taxes so SYNGENE shall have no further claims from APREA on any basis.

D.                                    Confidentiality:

With respect to any and all information relating to the process for synthesis of APR 050A as well as other information or data acquired by SYNGENE as a

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

result of this Agreement or from performance of the synthesis to be rendered hereunder (“Confidential Information”), SYNGENE agrees that it will not

•      Disclose to any third party or use for any purpose other than for performing synthesis entrusted hereunder

•                       Permit any of its employees, consultants or representatives (e.g. non-employees used by SYNGENE to perform the synthesis or any part of it) to, use said Confidential Information other than the purposes of this Agreement,

•                       Permit any of its employees, consultants or representatives to, disclose any of said Confidential Information to a third party except as is required pursuant to the purposes of this Agreement provided APREA has approved it in writing.

•                       Allow any of its employees, consultants or representatives to, publish or submit for publication said Confidential Information without APREA’s prior approval.

SYNGENE’s obligation with regard to confidential information shall continue for a period of [***] years from the date such Confidential Information is disclosed or made available to SYNGENE.

The foregoing obligation shall not apply to information, (i) which is or lawfully becomes generally available to the public through no fault of SYNGENE; (i) which is lawfully acquired from third parties who have a right to disclose such information or which by mutual agreement is released from a confidential status. Furthermore, SYNGENE may make such disclosure of Confidential Information that is required to be disclosed by any law, rule, regulation, subpoena, order, decree, or decision or other process of law having jurisdiction over SYNGENE provided that SYNGENE shall notify APREA of the provisions of law requiring such disclosure and restricting the disclosure to the minimum extent possible.

SYNGENE shall, as far as possible, limit the number of its employees who should get access to confidential information provided in connection with the performance of the synthesis hereunder. In addition, SYNGENE shall ensure that the said employees must agree in writing to be bound by and comply with the Confidentiality provisions of this Section D, unless already bound by a written confidentiality agreement with terms similar to those contained herein.

Promptly upon successful fulfillment of this Agreement or upon request of APREA, as the case may be, SYNGENE shall return to APREA any and all written information relating to APR 050A. However, Legal Counsel of SYNGENE will be entitled to retain one copy of the Confidential Information for sole purpose of record.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

E.                                    Proprietary Rights:

For the avoidance of doubt, all intellectual property rights in relation to APR 050A and APREA’s product (which shall include, but not be limited to, any and all patents, patentable inventions, or applications for them and all know-how) whether arising in the results of the synthesis performed or otherwise pursuant to this Agreement shall belong exclusively to APREA without any limitations whatsoever and SYNGENE hereby assigns to APREA, without requesting any additional compensation, all rights, title and interest it may have in such intellectual property rights arising as a result of its performance of this Agreement.

F.                                     Term and Termination:

(a) This Agreement shall commence on the date first written above, and shall expire without prior notice when all obligations of the parties have been duly fulfilled.

(b) This Agreement may be terminated by APREA, by written notice to SYGENE, prior to the expiration of the term under the following conditions:

i)                                         If SYNGENE materially breaches any of the covenants and agreements under this Agreement,

ii)                                      If APREA determines that SYNGENE is substantially unable to perform assigned duties hereunder whether due to disability or incapacity, or any other reasons,

iii)                                   If an activity is not duly fulfilled at the date fixed in Appendix 1

(c) This Agreement may be terminated by SYNGENE, by written notice to APREA, prior to the expiration of the term under the following conditions:

i)                                         If Aprea fails to pay SYNGENE an amounts that are due and payable in accordance with Appendix 1.

A termination of this Agreement shall not affect the rights and liabilities of the parties incurred prior to termination. That means inter alia that SYNGENE shall be paid all amounts due and payable (in accordance with Appendix 1) prior to the termination date. Furthermore, a termination shall not affect any other remedy that the non-breaching party may have under this agreement or under law.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

G.            Communications:

All communications associated with this Agreement shall be by first class mail or courier, addressed to the respective parties as follows:

To SYNGENE

[***]

Biocon Park, Plot Nos 2 & 3,

Industrial Area, Bommasandra IV Phase,

JIgani Link Road, Bangalore 56 00 99

India.

Ph: [***]

Fax: [***]

To APREA:

Jacob Westman

Fogdevreten 2B

SE-171 77 Stockholm

Sweden

Ph: +46 8 50884502

Fax: +46 8 50884511

The above named persons are action on behalf of their respective organizations and may be changed on and as needed basis. A party shall be given prompt written notice of such changes.

H.            Assignment:

APREA may assign this Agreement in whole or in part without SYNGENE’s consent; provided that no such assignment will expand the scope of SYNGENE hereunder without the prior written consent of SYNGENE and the permitted assignees assumes in writing all obligations of its assignor under this Agreement. This Agreement may not be assigned or otherwise transferred by SYNGENE without the prior written consent of APREA except that either party may assign this Agreement, in whole or in part, to an affiliate of such party or to a successor (including the surviving Company in any consolidation, reorganization, merger or demerger) or assignee of all or substantially all of its business to which this Agreement pertains without the consent of the other party.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SYNGENE and APREA are acting as independent parties and are not authorized to act for and on behalf of each other.

I.             Amendment:

No change or modification of the provisions of this Agreement shall be effective unless it is in writing and signed by a duly authorized officer of SYNGENE and APREA.

J.             Conflicts of Interest:

SYNGENE represents and warrants that it has the full power and right to enter into this Agreement. To avoid potential conflicts of interest, SYNGENE agrees to strictly honor its obligation of confidentiality under Section D, particularly as concerns SYNGENE’s agreements with other parties relating to the same or similar work as that to be done by SYNGENE under the Agreement.

K.            Governing law and dispute resolutions:

This Agreement is governed by the laws of Sweden. The parties agree that exclusive jurisdiction over and venue in any legal proceeding arising out of or relating to this Agreement or the relationship of the shall be brought in the Stockholm, Sweden

All disputes between the Parties arising out of this Agreement or in connection with it including its existence and validity shall be, failing amicable settlement, exclusively submitted to and finally resolved by Arbitration in accordance with the Rules of conciliation and arbitration of the International Chamber of Commerce (ICC) by one arbitrator. The language of the arbitration shall be English, and the place of arbitration shall be Stockholm, Sweden.

This Agreement is made in two (2) identical copies out of which one (1) for each of the parties hereto.

IN WITNESS WHEREOF the parties hereby execute this Agreement by their respective duly authorized officers.

SYNGENE INTERNATIONAL PVT LIMITED		APREA

By:	[***]	By:	/s/ Claes Post

Name :	[***]	Name:	Claes Post, Ph.D
Title :	[***]	Title:	Chief Executive Officer
Date :	[***]	Date:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 1

Stages and Milestone for Aprea [***]

Stage 1:

Activity

Procurement and set up: no later than [***] 20[***]

Payment

[***] days following [***]:                                      USD [***]

Stage 2:

Activity

Delivery of [***] (meeting the Specification): no later than [***] 20[***]

Payment

After approval by APREA :                                     USD [***]

Stage 3:

Activity

Preparation of development report including specification and establishment of batch manufacturing records: no later than [***] 20[***]

Payment

After approval by APREA :                                     USD [***]

Stage 4:

Activity

Delivery of [***] (meeting the Specification): no later than [***] 20[***]

Payment

After approval by APREA :                                        USD [***]

Payment terms:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Payment shall be made against invoice, due within [***] of the date of invoice, but not prior to the payment conditions set forth above.

Shall be executable on the Signature of:

For Syngene International Pvt Ltd		For Aprea

By:	[***]	By:	/s/ Claes Post

Name:	[***]	Name:	Claes Post, Prof.
Title:	[***]	Title:	CEO
Date:	[***]	Date:	27th March, 2007

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX - 2

Specification for APR-246

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.